                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and Hugh E. Carr (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common

Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.


                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 197,263 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                  (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                  (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER PURSUANT TO THAT SHAREHOLDER AGREEMENT, DATED AS OF JULY 12, 1999, BY AND AMONG PARENT, PURCHASER AND STOCKHOLDER. ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS OF SUCH AGREEMENT SHALL BE NULL AND VOID AND OF NO EFFECT WHATSOEVER.

         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.


                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.


                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  FEDDERS CORPORATION


                                  By:      /s/ Robert L. Laurent, Jr.
                                        --------------------------------
                                  Name:    Robert L. Laurent, Jr.
                                        --------------------------------
                                  Title:   Executive Vice President
                                        --------------------------------
                                  Address for Notices:

                                  505 Martinsville Road
                                  Liberty Corner, NJ  07938
                                  Attn:  General Counsel


                                  TI ACQUISITION CORP.


                                  By:      /s/ Robert L. Laurent, Jr.
                                        --------------------------------
                                  Name:    Robert L. Laurent, Jr.
                                        --------------------------------
                                  Title:   Executive Vice President
                                        --------------------------------

                                  Address for Notices:

                                  505 Martinsville Road
                                  Liberty Corner, NJ  07983-0813
                                  Attn:  General Counsel





                                  /s/ Hugh E. Carr                (SEAL)
                                  --------------------------------
                                  Hugh E. Carr

                                  Address for Notices:

                                  1508 Von Cannon Circle
                                  Sanford, NC   27330

                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and Joseph W.
Deering (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 13,584Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                  (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                  (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER PURSUANT TO THAT SHAREHOLDER AGREEMENT, DATED AS OF JULY 12, 1999, BY AND AMONG PARENT, PURCHASER AND STOCKHOLDER. ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS OF SUCH AGREEMENT SHALL BE NULL AND VOID AND OF NO EFFECT WHATSOEVER.


         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby
(i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.


                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         FEDDERS CORPORATION


                                         By:      /s/ Robert L. Laurent, Jr.
                                                --------------------------------
                                         Name:    Robert L. Laurent, Jr.
                                                --------------------------------
                                         Title:   Executive Vice President

                                         Address for Notices:

                                         505 Martinsville Road
                                         Liberty Corner, NJ  07938
                                         Attn:  General Counsel


                                         TI ACQUISITION CORP.


                                         By:      /s/ Robert L. Laurent, Jr.
                                                --------------------------------
                                         Name:    Robert L. Laurent, Jr.
                                                --------------------------------
                                         Title:   Executive Vice President
                                                --------------------------------

                                         Address for Notices:

                                         505 Martinsville Road
                                         Liberty Corner, NJ  07983-0813
                                         Attn:  General Counsel





                                         /s/ Joseph W. Deering            (SEAL)
                                         ---------------------------------
                                         Joseph W. Deering

                                         Address for Notices:

                                         1100 Ridgeway Road
                                         Dayton, OH 45419-3031

                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and Seddon Goode, Jr. (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 82,858 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                  (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                  (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER PURSUANT TO THAT SHAREHOLDER AGREEMENT, DATED AS OF JULY 12, 1999, BY AND AMONG PARENT, PURCHASER AND STOCKHOLDER. ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS OF SUCH AGREEMENT SHALL BE NULL AND VOID AND OF NO EFFECT WHATSOEVER.


         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby
(i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.


                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          FEDDERS CORPORATION


                                          By:      /s/ Robert L. Laurent, Jr.
                                                --------------------------------
                                          Name:    Robert L. Laurent, Jr.
                                                --------------------------------
                                          Title:   Executive Vice President
                                                --------------------------------

                                          Address for Notices:

                                          505 Martinsville Road
                                          Liberty Corner, NJ  07938
                                          Attn:  General Counsel


                                          TI ACQUISITION CORP.


                                          By:      /s/ Robert L. Laurent, Jr.
                                                --------------------------------
                                          Name:    Robert L. Laurent, Jr.
                                                --------------------------------
                                          Title:   Executive Vice President
                                                --------------------------------

                                          Address for Notices:

                                          505 Martinsville Road
                                          Liberty Corner, NJ  07983-0813
                                          Attn:  General Counsel




                                          /s/ Seddon Goode, Jr.           (SEAL)
                                          --------------------------------
                                          Seddon Goode, Jr.

                                          Address for Notices:

                                          University Research Park
                                          Suite 1980
                                          Two First Union Center
                                          Charlotte, NC 28282

                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and James E.
Heins (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II
                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 10,682 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                      (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                      (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY
                  THIS CERTIFICATE ARE SUBJECT TO CERTAIN
                  RESTRICTIONS ON TRANSFER PURSUANT TO THAT
                  SHAREHOLDER AGREEMENT, DATED AS OF JULY
                  12, 1999, BY AND AMONG PARENT, PURCHASER
                  AND STOCKHOLDER. ANY TRANSFER OF SUCH
                  SHARES OF COMMON STOCK IN VIOLATION OF THE
                  TERMS OF SUCH AGREEMENT SHALL BE NULL AND
                  VOID AND OF NO EFFECT WHATSOEVER.


         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby
(i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.


                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                               FEDDERS CORPORATION


                              By:      /s/ Robert L. Laurent, Jr.
                                      -----------------------------
                              Name:    Robert L. Laurent, Jr.
                                      -----------------------------
                              Title:   Executive Vice President
                                      -----------------------------

                              Address for Notices:

                              505 Martinsville Road
                              Liberty Corner, NJ  07938
                              Attn:  General Counsel


                              TI ACQUISITION CORP.


                              By:      /s/ Robert L. Laurent, Jr.
                                      -----------------------------
                              Name:    Robert L. Laurent, Jr.
                                      -----------------------------
                              Title:   Executive Vice President
                                      -----------------------------


                              Address for Notices:

                              505 Martinsville Road
                              Liberty Corner, NJ  07983-0813
                              Attn:  General Counsel





                              /s/ James E. Heins                    (SEAL)
                              -------------------------------------------------
                              James E. Heins

                              Address for Notices:

                              1600 Morganton Road, L-13
                              Pinehurst, NC   28374

                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and F. Trent Hill, Jr. (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 24,263 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                      (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                      (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY
                  THIS CERTIFICATE ARE SUBJECT TO CERTAIN
                  RESTRICTIONS ON TRANSFER PURSUANT TO THAT
                  SHAREHOLDER AGREEMENT, DATED AS OF JULY
                  12, 1999, BY AND AMONG PARENT, PURCHASER
                  AND STOCKHOLDER. ANY TRANSFER OF SUCH
                  SHARES OF COMMON STOCK IN VIOLATION OF THE
                  TERMS OF SUCH AGREEMENT SHALL BE NULL AND
                  VOID AND OF NO EFFECT WHATSOEVER.


         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby
(i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.


                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                               FEDDERS CORPORATION


                               By:      /s/ Robert L. Laurent, Jr.
                                        -----------------------------------
                               Name:    Robert L. Laurent, Jr.
                                        -----------------------------------
                               Title:   Executive Vice President
                                        -----------------------------------


                               Address for Notices:

                               505 Martinsville Road
                               Liberty Corner, NJ  07938
                               Attn: General Counsel


                               TI ACQUISITION CORP.


                               By:      /s/ Robert L. Laurent, Jr.
                                        -----------------------------------
                               Name:    Robert L. Laurent, Jr.
                                        -----------------------------------
                               Title:   Executive Vice President
                                        -----------------------------------


                               Address for Notices:

                               505 Martinsville Road
                               Liberty Corner, NJ  07983-0813
                               Attn: General Counsel





                               /s/ F. Trent Hill, Jr.                   (SEAL)
                               -----------------------------------------------
                               F. Trent Hill, Jr.

                               Address for Notices:

                               One North Second Street
                               P. O. Box 160
                               Hartsville, SC 29550

                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and Grant R.
Meyers (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 218,989 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                      (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                      (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY
                  THIS CERTIFICATE ARE SUBJECT TO CERTAIN
                  RESTRICTIONS ON TRANSFER PURSUANT TO THAT
                  SHAREHOLDER AGREEMENT, DATED AS OF JULY
                  12, 1999, BY AND AMONG PARENT, PURCHASER
                  AND STOCKHOLDER. ANY TRANSFER OF SUCH
                  SHARES OF COMMON STOCK IN VIOLATION OF THE
                  TERMS OF SUCH AGREEMENT SHALL BE NULL AND
                  VOID AND OF NO EFFECT WHATSOEVER.


         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby
(i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.


                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         SECTION 6.13. Pledged Shares. Notwithstanding anything to the contrary herein, in the event this Agreement conflicts with any agreement or understanding governing any of the 185,292 Shares pledged to Wachovia Bank, N.A., String & Strongfellow or Hugh E. Carr (the "Pledge Agreements"), the Pledge Agreements shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                               FEDDERS CORPORATION


                               By:      /s/ Robert L. Laurent, Jr.
                                        -----------------------------------
                               Name:    Robert L. Laurent, Jr.
                                        -----------------------------------
                               Title:   Executive Vice President
                                        -----------------------------------


                               Address for Notices:

                               505 Martinsville Road
                               Liberty Corner, NJ  07938
                               Attn:  General Counsel


                               TI ACQUISITION CORP.


                               By:      /s/ Robert L. Laurent, Jr.
                                        -----------------------------------
                               Name:    Robert L. Laurent, Jr.
                                        -----------------------------------
                               Title:   Executive Vice President
                                        -----------------------------------


                               Address for Notices:

                               505 Martinsville Road
                               Liberty Corner, NJ  07983-0813
                               Attn:  General Counsel





                               /s/ Grant R. Meyers                      (SEAL)
                               -----------------------------------------------
                               Grant R. Meyers

                               Address for Notices:

                               105970 Overseas Highway
                               Key Largo, FL 33037

                              SHAREHOLDER AGREEMENT

         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and Steven L. Schneider (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

         Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 103,000 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                      (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                      (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER PURSUANT TO THAT SHAREHOLDER AGREEMENT, DATED AS OF JULY 12, 1999, BY AND AMONG PARENT, PURCHASER AND STOCKHOLDER. ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS OF SUCH AGREEMENT SHALL BE NULL AND VOID AND OF NO EFFECT WHATSOEVER.

         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. SectionSection

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.

                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          FEDDERS CORPORATION


                                          By:      /s/ Robert L. Laurent, Jr.
                                                   ----------------------------
                                          Name:    Robert L. Laurent, Jr.
                                          Title:   Executive Vice President

                                          Address for Notices:

                                          505 Martinsville Road
                                          Liberty Corner, NJ  07938
                                          Attn:  General Counsel


                                          TI ACQUISITION CORP.


                                          By:      /s/ Robert L. Laurent, Jr.
                                                   ----------------------------
                                          Name:    Robert L. Laurent, Jr.
                                          Title:   Executive Vice President

                                          Address for Notices:

                                          505 Martinsville Road
                                          Liberty Corner, NJ  07983-0813
                                          Attn:  General Counsel



                                          /s/ Steven L. Schneider       (SEAL)
                                          -------------------------------------
                                          Steven L. Schneider

                                          Address for Notices:

                                          101 McNeill Road
                                          Sanford, NC 27330

                              SHAREHOLDER AGREEMENT


         SHAREHOLDER AGREEMENT, dated as of July 12, 1999 (this "Agreement"), among Fedders Corporation, a Delaware corporation (the "Parent"), TI Acquisition Corp., a Pennsylvania corporation and an indirect wholly owned subsidiary of the Parent ("Purchaser"), and Samuel J. Wornom III (the "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement the Parent, Purchaser and Trion, Inc., a Pennsylvania corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of the date hereof (such Agreement and Plan of Merger, as amended from time to time, the "Merger Agreement"), which provides, among other things, that Purchaser shall make the Offer (as defined in the Merger Agreement) to purchase at a price of $5.50 per share, net to the sellers in cash, all of the issued and outstanding shares of the Company's Common Stock, par value $0.50 per share (the "Company Common Stock"), and shall merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement (any term used herein without definition shall have the definition ascribed thereto in the Merger Agreement);

         WHEREAS, the Stockholder owns beneficially and of record shares of Company Common Stock (such shares of Company Common Stock being collectively referred to herein as the "Stockholder Shares"); and

         WHEREAS, as a condition to the willingness of the Parent and Purchaser to enter into the Merger Agreement, and as an inducement to them to do so, the Stockholder has agreed for the benefit of the Parent and Purchaser to tender the Stockholder Shares and any other shares of Company Common Stock at any time during the term of this Agreement held by the Stockholder, pursuant to the Offer, to vote all the Stockholder Shares and any other shares of Company Common Stock owned by the Stockholder in favor of the Merger, and to grant to Parent an option to acquire all Stockholder Shares and all other shares of Company Common Stock owned by the Stockholder under certain circumstances, all on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                             Tender Offer and Option

         SECTION 1.1. Tender of Shares. (a) Within five business days of the commencement by Purchaser of the Offer, the Stockholder shall tender to the Depository designated in the Offer to Purchase (the "Offer to Purchase") distributed by Purchaser in connection with the Offer (i) a letter of transmittal with respect to the Stockholder Shares and any other shares of Company Common Stock held by the Stockholder (whether or not currently held by the Stockholder; the Stockholder Shares, together with any shares acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (the "Shares")), complying with the terms of the Offer to Purchase, (ii) the certificates representing the Shares, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer to Purchase.

         (b) The Stockholder shall not, subject to applicable law, withdraw the tender effected in accordance with Section 1.1(a); provided, however, that the Stockholder may decline to tender, or may withdraw, any and all Shares owned by the Stockholder if the Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the stockholders, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). The Stockholder shall give Purchaser at least two business days' prior notice of any withdrawal of Shares owned by the Stockholder pursuant to the immediately preceding proviso.

         SECTION 1.2. Option. (a) The Stockholder hereby irrevocably grants Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, to purchase any or all of the Shares at a purchase price per share equal to $5.50 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions set forth in Section 1.3 and the termination provisions of Section 6.7, Parent may exercise the Option in whole or in part at any time prior to the date 60 days after the expiration or termination of the Offer (such sixtieth day being herein called the "Option Expiration Date") if (x) the Stockholder fails to comply with any of its obligations under this Agreement or withdraws the tender of the Shares except under the circumstances set forth in the proviso to Section 1.1(b) (but the Option shall not limit any other right or remedy available to the Parent or Purchaser against the Stockholder for breach of this Agreement) or (y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in Annex A to the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser which constitutes a breach of the Merger Agreement).

         Upon the occurrence of any of such circumstances, Purchaser shall be entitled to exercise the Option and (subject to Section 1.3) Parent shall be entitled to purchase the Shares and the Stockholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice thereof to the Stockholder (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date the Stockholder receives the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 1.2 (the "Closing") shall take place on the date, at the time and at the place specified in such notice; provided, that if at such date any of the conditions specified in Section 1.3 shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date).

         (c) At the Closing, the Stockholder will deliver to Parent (in accordance with Parent's instructions) the certificates representing the Shares owned by the Stockholder and being purchased pursuant to Section 1.2(c), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Stockholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Stockholder as specified in the Notice multiplied by $5.50 (or such higher per share price as may be offered by Parent in the Offer).

         SECTION 1.3. Conditions to Option. The obligation of Parent to purchase the Shares at the Closing is subject to the following conditions:

                  (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such purchase shall have expired or been terminated; and

                  (b) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by any Governmental Body, nor any statute, rule, regulation or order promulgated or enacted by any Governmental Body prohibiting, or otherwise restraining, such purchase.

         SECTION 1.4. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase, and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Stockholder, whereupon they shall continue to be held by the Stockholder subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                               Consent and Voting

         The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares owned by the Stockholder. By entering into this Agreement, the Stockholder hereby consents to the Merger Agreement and the transactions contemplated thereby, including the Merger. So long as the Merger Agreement is in effect, the Stockholder hereby agrees (i) to vote all Shares now or hereafter owned by such Stockholder or execute a consent or proxy and not revoke any proxy, vote or consent, in favor of the Articles Amendment, the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares now or hereafter owned by such Stockholder, or execute a consent or proxy, against any Acquisition Proposal.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                               of the Stockholder

         The Stockholder represents, warrants and covenants to the Purchaser that:

         SECTION 3.1. (a) Ownership. As of the date hereof the Stockholder is the sole, true, lawful and beneficial owner of 69,125 Shares and that there are no restrictions on voting rights or rights of disposition pertaining to such Shares. The Stockholder will convey good and valid title to the Shares owned by the Stockholder and being acquired pursuant to the Offer, the Merger or the exercise of the Option, as the case may be, free and clear of any and all liens, restrictions, security interests or any encumbrances whatsoever (collectively, "Liens"). None of the Shares owned by the Stockholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares.

                      (b) Transfer of the Shares. (i) Until this Agreement is terminated, the Stockholder shall not directly or indirectly offer to sell, sell short, transfer (including gift), assign, pledge or otherwise dispose of or transfer (each, a "Transfer") any interest in or encumber with any Lien any of the Shares, (ii) enter into any contract, option, put, call, "collar" or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares; or (v) take any other action with respect to the Shares that would in any way restrict, limit or interfere with the performance of its obligations hereunder.

                      (c) The Stockholder agrees to place the following legend on any and all certificates evidencing the Shares:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER PURSUANT TO THAT SHAREHOLDER AGREEMENT, DATED AS OF JULY 12, 1999, BY AND AMONG PARENT, PURCHASER AND STOCKHOLDER. ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS OF SUCH AGREEMENT SHALL BE NULL AND VOID AND OF NO EFFECT WHATSOEVER.


         SECTION 3.2. Authority and Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within the Stockholder's power and authority, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of the Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on the Stockholder or result in the imposition of any Lien on any assets of the Stockholder. If the Stockholder is married and the Shares constitute community property or otherwise are owned or held in a manner that requires spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly consented to and delivered by the Stockholder's spouse or the person giving such approval, enforceable against such spouse or person in accordance with its terms.

         SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 3.4. Total Shares. The Stockholder Shares owned by the Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by the Stockholder and the Stockholder has no option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

         SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise disclosed in the Merger Agreement.

                                   ARTICLE IV

                         Representations and Warranties
                           of the Parent and Purchaser

         The Parent and Purchaser represent and warrant to the Stockholder:

         SECTION 4.1. Corporate Power and Authority; Noncontravention. The Parent and Purchaser have all requisite corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance by the Parent and Purchaser of this Agreement and the consummation by the Parent and Purchaser of the transactions contemplated hereby
(i) have been duly authorized by all necessary corporate action on the part of the Parent and Purchaser, (ii) require no action by or in respect of, or filing with, any Governmental Body (except as may be required under the HSR Act and under the Exchange Act), or (iii) do not and will not contravene or constitute a default under, the certificate of incorporation or by-laws of Parent or Purchaser or any provision of applicable law or regulation or any, judgment, injunction, order, decree, material agreement or other material instrument binding on the Parent or Purchaser.

         SECTION 4.2. Binding Effect. This Agreement has been duly executed and delivered by the Parent and Purchaser and is a valid and binding agreement of the Parent and Purchaser, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         SECTION 4.3. Acquisition for Purchaser's Account. Any Shares to be acquired upon consummation of the Offer, or upon exercise of the Option will be acquired by Parent for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act and the rules and regulations promulgated thereunder.


                                    ARTICLE V

                              Additional Agreements

         SECTION 5.1. Agreements of Stockholder. The Stockholder hereby covenants and agrees that:

                  (a) No Solicitation. The Stockholder shall not directly or indirectly (i) solicit, initiate or knowingly encourage (or authorize any person to solicit, initiate or encourage) any Acquisition Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. The Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identify of the party making any such Acquisition Proposal).

                  (b) Adjustment upon Changes in Capitalization or Merger. In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalization, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing Parent and Purchaser's rights hereunder, the number and kind of shares or securities subject to this Agreement and the price set forth herein at which Shares may be purchased from the Stockholder pursuant to the Offer or the exercise of the Option shall be appropriately and equitably adjusted so that Parent and Purchaser shall receive pursuant to the Offer or the exercise of the Option the number and class of shares or other securities or property that Parent or Purchaser, as the case may be, would have received in respect of the Shares purchasable pursuant to the Offer or the exercise of the Option if such purchase had occurred immediately prior to such event.

                                   ARTICLE VI

                                  Miscellaneous

         SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 6.2. Further Assurances. The Parent, Purchaser and the Stockholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Merger Agreement.

         SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 6.4. Specific Performance. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Shareholder Agreement shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Parent, Purchaser or the Stockholder for any breach by the other party or parties of any agreement, covenant or representation hereunder.

         SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares pursuant to Section 1.2 hereof. None of the representations and warranties contained in this Agreement shall survive the acceptance for payment and payment for the Shares pursuant to the Offer.

         SECTION 6.7. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding anything herein to the contrary, this Agreement shall expire and be of no further force or effect if (i) the conditions to the Purchaser's obligations to accept for payment and pay for Shares pursuant to the Offer shall have been satisfied and the Purchaser breaches any obligation of Purchaser under the Merger Agreement to accept for payment and promptly pay for all Shares validly tendered and not withdrawn pursuant to the Offer upon expiration of the Offer or
(ii) Purchaser amends the Offer to (w) reduce the Offer Price to less than $5.50 in cash, net to the sellers, (x) reduce the number of shares of Company Common Stock subject to the Offer, (y) change the form of consideration payable in the Offer or (z) amend or modify any term or condition of the Offer in a manner adverse to the stockholders of the Company (other than insignificant changes or amendments or other than to waive any condition). This Agreement will also terminate upon the earlier of (i) the close of business on March 1, 2000, or
(ii) the Effective Time.

         SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Purchaser may assign its rights and obligations to another wholly-owned subsidiary of the Parent which is the assignee of Purchaser's rights under the Merger Agreement; and provided further that except as set forth in the prior clause, a party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

         SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of Delaware without giving effect to the principles of conflicts of laws thereof.

         SECTION 6.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 6.11. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his or her capacity as an officer, director, partner, employee or affiliate of the Company and no such actions shall be deemed a breach of this Agreement.

         SECTION 6.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible. To the extent that any provision of this Agreement and the Merger Agreement conflict, the provisions of the Merger Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                        FEDDERS CORPORATION


                                        By:      /s/ Robert L. Laurent, Jr.
                                                 ------------------------------
                                        Name:    Robert L. Laurent, Jr.
                                        Title:   Executive Vice President

                                        Address for Notices:

                                        505 Martinsville Road
                                        Liberty Corner, NJ  07938
                                        Attn:  General Counsel


                                        TI ACQUISITION CORP.


                                        By:      /s/ Robert L. Laurent, Jr.
                                                 ------------------------------
                                        Name:    Robert L. Laurent, Jr.
                                        Title:   Executive Vice President

                                        Address for Notices:

                                        505 Martinsville Road
                                        Liberty Corner, NJ  07983-0813
                                        Attn:  General Counsel


                                        /s/ Samuel J. Wornom III         (SEAL)
                                        ---------------------------------------
                                        Samuel J. Wornom III

                                        Address for Notices:

                                        111 Imperial Drive
                                        Sanford, NC 27330